UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

Whitestone REIT
(Exact name of registrant as specified in charter)
Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500,	77063
Houston, Texas
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Whitestone REIT (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 12, 2023. At the Annual Meeting, the Company’s shareholders voted on each of the proposals presented, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2023 (the “Proxy Statement’). Holders of 39,866,095 common shares of beneficial interest, par value $0.001 per share, of the Company were present in person (virtually) or represented by proxy at the Annual Meeting.

Proposal 1: Election of Trustees

Each of Nandita V. Berry, Jeffrey A. Jones, David K. Holeman, Julia B. Buthman, Amy S. Feng, and David F. Taylor was elected to serve on the Board of Trustees (the “Board”) until the 2024 annual meeting of shareholders and until his or her successor is duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nandita V. Berry	27,765,406	3,771,068	8,329,621
Jeffrey A. Jones	27,889,697	3,646,777	8,329,621
David K. Holeman	28,562,002	2,974,472	8,329,621
Julia B. Buthman	28,582,633	2,953,841	8,329,621
Amy S. Feng	28,570,288	2,966,186	8,329,621
David F. Taylor	27,913,607	3,622,867	8,329,621

Proposal 2: Advisory Vote on Executive Compensation

An advisory resolution to approve executive compensation, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,033,577	4,243,217	259,680	8,329,621

Proposal 3: Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

An advisory resolution to hold an advisory vote on the frequency of advisory votes on executive compensation once every year was approved. The following votes were taken in connection with this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
27,808,967	139,045	1,102,943	2,485,519	8,329,621

Proposal 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved, based on the following votes:

Votes For	Votes Against	Abstentions
36,130,165	3,640,393	95,537

(d) Exhibit

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	May 17, 2023	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Executive Officer